UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

767 Third Avenue, 6th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (949) 480-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below with regard to the Concurrent Private Rights Offering (as defined below) is incorporated by reference herein. Such issuances of Acacia Research Corporation’s (the “Company”) common stock, par value $0.001 per share (the “Common Stock”), were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.01. Changes in Control of the Registrant.

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Rights Offering and Concurrent Private Rights Offering Closing

On March 6, 2023, the Company issued a press release announcing the closing of its previously-announced rights offering (the “Rights Offering”). The subscription rights expired at 5:00 p.m. Eastern time on March 1, 2023 (the “Expiration Time”).

As previously disclosed, on October 30, 2022, the Company entered into a recapitalization agreement (the “Recapitalization Agreement”) with Starboard Value LP and certain of its affiliates (together with Starboard Value LP, “Starboard”). As contemplated by the Recapitalization Agreement, Starboard received private subscription rights pursuant to a concurrent private rights offering (the “Concurrent Private Rights Offering”). The private subscription rights provided to Starboard pursuant to the Concurrent Private Rights Offering expired at the Expiration Time, and the Concurrent Private Rights Offering closed at the same time as the Rights Offering (the “Closing”).

The Company received aggregate gross proceeds of approximately $360,953 from the Rights Offering and aggregate gross proceeds of approximately $78,750,000 from the Concurrent Private Rights Offering. Starboard used available cash resources to participate in the Concurrent Private Rights Offering.

After giving effect to the issuance of 68,753 shares of Common Stock in the Rights Offering and 15,000,000 shares of Common Stock in the Concurrent Private Rights Offering, the Company has 58,543,312 shares of Common Stock issued and outstanding. Following the Closing, Starboard may be deemed the beneficial owner of 20,000,000 shares of Common Stock, representing approximately 34.2% of the issued and outstanding Common Stock as of March 6, 2023.

Recapitalization Transactions

Pursuant to the terms of the Recapitalization Agreement, following the Closing and on or prior to July 14, 2023, Starboard will irrevocably exercise 31,506,849 of the Company’s Series B Warrants (the “Series B Warrants”) through a “Note Cancellation” (as defined in the Series B Warrants) or a combination of a “Note Cancellation” and a “Limited Cash Exercise” (as defined in the Series B Warrants) in accordance with the terms of the Series B Warrants, as determined by Starboard (the “Series B Warrants Exercise”). The remaining Series B Warrants held by Starboard were cancelled upon completion of the Rights Offering. Following the Series B Warrants Exercise, Starboard will hold up to 51,506,849 shares of Common Stock, representing up to approximately 57.2% of the Common Stock based on the number of issued and outstanding shares of Common Stock as of March 6, 2023.

Additionally, further to the terms of the Recapitalization Agreement, and subject to stockholder approval at the Company’s next annual meeting of stockholders, the Company will amend and restate its Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, dated as of January 7, 2020 (the “Certificate of Designations”) to remove the “4.89% blocker” provision contained therein, and in connection therewith, on or prior to July 14, 2023, Starboard will convert an aggregate amount of 350,000 shares of Series A Convertible Preferred Stock into 9,589,042 shares of Common Stock in accordance with the terms contained in the Certificate of Designations (the “Preferred Stock Conversion”). As a result of the Preferred Stock Conversion, and including the shares of Common Stock issued pursuant to the Series B Warrants Exercise, Starboard will hold up to 61,095,891 shares of Common Stock, representing up to approximately 61.3% of the Common Stock based on the number of issued and outstanding shares of Common Stock as of March 6, 2023.

Under the Recapitalization Agreement, the parties also agreed that for a period from the date of the Recapitalization Agreement until May 12, 2026, the board of directors of the Company (the “Board”) will include at least two (2) directors that are independent of, and not affiliates (as defined in Rule 144 of the Securities Act) of, Starboard, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition. The parties also agreed that Katharine Wolanyk will continue to serve as a director of the Company until at least May 12, 2024 (or such earlier date if Ms. Wolanyk is unwilling or unable to serve as a director for any reason or resigns as a director). Additionally, the Company agreed to take all necessary action to appoint Gavin Molinelli, Partner and Portfolio Manager at Starboard, as a Board member and as Chair of the Board. Mr. Molinelli was appointed as Chair of the Company’s Board on October 30, 2022, to serve until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected and qualified.

Jonathan Sagal, a Managing Director at Starboard, was previously appointed to the Board in connection with the previously disclosed Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020 (the “Governance Agreement”). The Governance Agreement also provides, among other things, that (i) Mr. Sagal will be a member of the Nominating, Governance and Sustainability Committee, and (ii) Starboard has the right to recommend two additional director nominees to the Board. In connection with the Recapitalization Agreement, the Company and Starboard agreed that the Governance Agreement shall automatically terminate effective upon the later of the closing of the Series B Warrant Exercise contemplated by the Recapitalization Agreement and the date on which no Notes (as defined in the Securities Purchase Agreement dated November 18, 2019 by and between the Company and Starboard) remain outstanding.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this communication, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, acquisition and development activities, financial results of our acquired businesses, intellectual property, or IP, licensing and enforcement activities, other related business activities, the impact of the COVID-19 pandemic, capital expenditures, earnings, litigation, regulatory matters, markets for our services, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from those that we are currently expecting, and are subject to numerous factors that present considerable risks and uncertainties, including, without limitation: our ability to consummate the transactions contemplated by the Recapitalization Agreement, or such transactions will not be consummated within the expected time period or at all, our costly acquisitions of and investment in operating businesses and intellectual property; our ability to attract and retain employees and management teams of our operating businesses, the loss of any of whom could materially adversely affect our financial condition, business and results of operations; our relationship with Starboard Value LP and the impact of transactions we have undertaken with respect to its investments in our Company that are intended to simplify our capital structure; the due diligence process we undertake in connection with new acquisitions of operating businesses or intellectual property assets; our acquisition of privately held companies; we may be deemed to be an investment company under the Investment Company Act of 1940, as amended; our outsourcing of a number of services to third-party service providers, which are subject to disruptions, delays, and decrease in our control, which could adversely impact our results of operations; recent U.S. tax legislation; cybersecurity incidents; public health threats such as COVID-19; our expectations related to the use of the net proceeds from the Rights Offering and Concurrent Private Rights Offering; our ability to implement the use of proceeds as currently expected, and our ability to achieve the anticipated benefits of such use of proceeds; contractual restrictions under the Recapitalization Agreement; and other risks relating to the consummation of the full transactions contemplated by the Recapitalization Agreement, including the risk that any or all of such transactions that have not yet been consummated will not be consummated within the expected time period or at all.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. You should not rely on forward-looking statements as predictions of future events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Released date March 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2023
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel